Execution Version

AMENDED AND RESTATED GUARANTY

THIS AMENDED AND RESTATED GUARANTY (this “Guaranty”), dated as of August 22, 2014, is between WEX Inc., a Delaware corporation (which changed its name from Wright Express Corporation by effecting a merger with a wholly-owned subsidiary formed for such purpose) (the “Company”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below).

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of the date hereof (as in effect from time to time, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto (each a “Designated Borrower” and collectively, the “Designated Borrowers”), each Lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and SunTrust Robinson Humphrey, Inc. as a joint lead arranger and a joint book manager. Capitalized terms used and not defined herein (including, without limitation, the term “Obligations”) are used with the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make Loans to the Company and the Designated Borrowers, and the L/C Issuer has agreed to issue Letters of Credit, in each case pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. In order to induce the Lenders to make Loans and to induce the L/C Issuer to issue Letters of Credit for the account of the Designated Borrowers, the Company is willing to execute and deliver this Guaranty.

Accordingly, the parties hereto agree as follows:

Section 1. Guarantee. The Company unconditionally guarantees, jointly with any other guarantors of the Guaranteed Obligations (as defined below), and severally, as a primary obligor and not merely as a surety, for the benefit of the Guaranteed Parties (as defined below), the due and punctual payment and performance of the Guaranteed Obligations. To the fullest extent permitted by applicable Law, the Company waives notice of, or any requirement for further assent to, any agreements or arrangements whatsoever by the Administrative Agent, the Lenders, and each other Indemnitee or other Persons to whom any part of the Obligations may be owed (each a “Guaranteed Party” and collectively, the “Guaranteed Parties”), with any other Person pertaining to the Obligations, including agreements and arrangements for payment, extension, renewal, subordination, composition, arrangement, discharge or release of the whole or any part of the Obligations, or for the discharge or surrender of any or all security, or for the compromise, whether by way of acceptance of part payment or otherwise, and, to the fullest extent permitted by applicable Law, the same shall in no way impair the Company’s liability hereunder. For the purposes of this Guaranty, “Guaranteed Obligations” shall mean all Loans and other Obligations owing at any time by each Designated Borrower from time to time under the Credit Agreement or any other Loan Document.

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Section 2. Obligations Not Waived. To the fullest extent permitted by applicable Law, the Company waives presentment to, demand of payment from and protest to the Designated Borrowers or any other Person of any of the Obligations, and also waives notice of acceptance of its guarantee, notice of protest for nonpayment and all other formalities. To the fullest extent permitted by applicable Law, the guarantee of the Company hereunder shall not be affected by (a) the failure of any Person to assert any claim or demand or to enforce or exercise any right or remedy against the Designated Borrowers or any guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise; (b) any extension, renewal or increase of or in any of the Obligations; (c) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, including with respect to any guarantor under the Loan Documents; (d) the fact that any obligor of any of the Obligations was not such an obligor at such time the Company became party to this Guaranty; or (e) the failure or delay of any Guaranteed Party to exercise any right or remedy against any Loan Party or any other guarantor of the Guaranteed Obligations.

Section 3. Guarantee of Payment. The Company further agrees that its guarantee constitutes a guarantee of payment and performance when due and not of collection, and, to the fullest extent permitted by applicable Law, waives any right to require that any resort be had by the Administrative Agent or any other Guaranteed Party to any security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Guaranteed Party in favor of the Designated Borrowers or any other Person.

Section 4. No Discharge or Diminishment of Guarantee; Payments. To the fullest extent permitted by applicable Law and except as otherwise expressly provided in this Guaranty, the obligations of the Company hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations (other than contingent indemnification obligations), the termination of all Commitments and the Cash Collateralization of all L/C Obligations in accordance with the terms of the Credit Agreement), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense (other than a defense of payment) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Company hereunder shall, to the fullest extent permitted by applicable Law, not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Guaranteed Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, by any amendment, waiver or modification of any provision of the Credit Agreement or any other Loan Document or other agreement or instrument, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of any guarantor or that would otherwise operate as a discharge of the Company as a matter of Law or equity (other than the indefeasible payment in full in cash of all the Obligations (other than contingent indemnification obligations), the termination of all Commitments and the Cash Collateralization of all L/C

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Obligations in accordance with the terms of the Credit Agreement) or which would impair or eliminate any right of the Company to subrogation.

Section 5. Defenses Waived. To the fullest extent permitted by applicable Law, the Company waives any defense based on or arising out of the unenforceability of the Obligations or any part thereof from any cause or the cessation from any cause of the liability (other than the final and indefeasible payment in full in cash of the Obligations (other than contingent indemnification obligations), the termination of all Commitments and the Cash Collateralization of all L/C Obligations in accordance with the terms of the Credit Agreement) of the Designated Borrowers or any other Person. Subject to the terms of the other Loan Documents, the Administrative Agent and the other Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Designated Borrowers, the Company or any other guarantor or exercise any other right or remedy available to them against any Designated Borrower or any other guarantor, without affecting or impairing in any way the liability of the Company hereunder except to the extent the Obligations (other than contingent indemnification obligations) have been fully, finally and indefeasibly paid in cash. Pursuant to and to the fullest extent permitted by applicable Law, the Company waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Company against the Designated Borrowers or any other guarantor or any security.

Section 6. Agreement to Pay; Subordination; Waiver of Subrogation; Stay of Acceleration.

(a)    In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party has at Law or in equity against the Company by virtue hereof, upon the failure of a Designated Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Company hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Guaranteed Party as designated thereby in cash an amount equal to the unpaid principal amount of such Guaranteed Obligations then due, together with accrued and unpaid interest on such Guaranteed Obligations.

(b)    Upon payment by the Company of any sums to the Administrative Agent or any Guaranteed Party as provided above, all rights of the Company against the Designated Borrowers or any other guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations (other than contingent indemnification obligations) and the Cash Collateralization of all L/C Obligations in accordance with the terms of the Credit Agreement. In addition, any indebtedness of the Designated Borrowers or any of their Subsidiaries now or hereafter held by the Company is hereby subordinated in right of payment to the prior payment in full of the Guaranteed Obligations. If any amount shall be paid to the Company on account of (i) any such subrogation, contribution, reimbursement, indemnity

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or similar right or (ii) any such indebtedness, in each case at any time when any Guaranteed Obligation then due and owing has not been paid, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents. This Section 6(b) shall not, in the absence of any continuing Event of Default, limit the making of any loan by or to the Designated Borrowers or any of their Subsidiaries, or any payment in respect thereof, to the extent such loan is permitted under Sections 7.02 and 7.03 of the Credit Agreement.

(c)The Company shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes hereunder until all of the Obligations (other than contingent indemnification obligations) have been indefeasibly paid in full in cash, all Commitments have been terminated and all L/C Obligations have been Cash Collateralized in accordance with the terms of the Credit Agreement. If any amounts are paid to the Company in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Administrative Agent to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

(d)In the event that acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against any Loan Party or any other Person under any Debtor Relief Laws or otherwise, all such amounts shall nonetheless be payable by the Company immediately upon demand.

Section 7. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate Law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally, if the obligations of the Company under this Guaranty would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Guaranty, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by the Company, any creditor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

Section 8. Information. The Company assumes all responsibility for being and keeping itself informed of the Designated Borrowers’ financial condition and assets, all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Company assumes and incurs hereunder and agrees that none of the Administrative Agent or the other Guaranteed Parties will have any duty to advise such the Company of information known to it or any of them regarding such circumstances or risks.

Section 9. [Reserved].

Section 10. Termination. When all the Obligations (other than contingent indemnity obligations) have been indefeasibly paid in full, all Commitments of the Lenders shall have terminated and all L/C Obligations have been Cash Collateralized in accordance with the provisions

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of the Credit Agreement, this Guaranty shall terminate; provided that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, on any Obligation is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy or reorganization of a Designated Borrower, any other Loan Party or any other guarantor or otherwise.

Section 11. Binding Effect; Several Agreement; Assignments; Releases. Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Company that are contained in this Guaranty shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Guaranty shall become effective as to the Company when a counterpart hereof executed on behalf of the Company shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the Company and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Administrative Agent and the other Guaranteed Parties, and their respective successors and assigns, except that neither the Designated Borrowers nor the Company shall have the right to assign their rights or obligations hereunder or any interest herein without the prior written consent of the Administrative Agent and the Required Lenders (and any such attempted assignment shall be void).

Section 12. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Guaranteed Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guaranty or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be permitted by subsection (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

(b)    Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Company and the Administrative Agent (with the consent of the Lenders to the extent required under the Credit Agreement).

Section 13. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement.

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Section 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Company herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guaranty or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Guaranteed Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the L/C Issuer regardless of any investigation made by the Guaranteed Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan to a Designated Borrower or any other fee or amount payable under this Guaranty or any other Loan Document is outstanding and unpaid or the Commitments have not been terminated or any L/C Obligations have not been Cash Collateralized in accordance with the provisions of the Credit Agreement.

(b) In the event any one or more of the provisions contained in this Guaranty or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 16. Counterparts. This Guaranty may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Guaranty by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

Section 17. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Guaranty.

Section 18. Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such state court or, to the extent permitted by Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Guaranty shall affect any right that the Administrative Agent or any other Guaranteed Party may otherwise have to bring any action or proceeding relating to this Guaranty or the other Loan Documents against the Company or its properties in the courts of any jurisdiction.

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(b)     Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)     Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by Law.

Section 19. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

Section 20. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Guaranteed Party is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency) at any time held and other Indebtedness at any time owing by such Guaranteed Party to or for the credit or the account of the Company against any or all the obligations of the Company now or hereafter existing under this Guaranty and the other Loan Documents held by such Guaranteed Party, irrespective of whether or not the Administrative Agent or any Guaranteed Party shall have made any demand under this Guaranty or any other Loan Document and although such obligations may be contingent, unmatured, secured or unsecured or are owed to a branch or office of such Guaranteed Party different from the branch or office holding such deposit or obligated on such Indebtedness. Each Guaranteed Party agrees promptly to notify the Company and the Administrative Agent after any such setoff and application; provided that failure to give such notice shall not affect the validity of such setoff and application. The rights of each Guaranteed Party under this Section 20 are in addition to other rights and remedies (including other rights of setoff) which such Guaranteed Party may have.

Section 21. No Novation. This Guaranty is given in amendment to, restatement of and substitution for that certain Guaranty, dated as of May 23, 2011, between the Company and the Administrative Agent (the “Original Guaranty”). A portion of the Guaranteed Obligations under this Guaranty constitutes the same obligations guaranteed under the Original Guaranty. The parties hereto do not intend this Guaranty to constitute a novation.

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[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Guaranty as of the day and year first above written.

COMPANY:

WEX INC.

By:    /s/ Steven A. Elder
Name: Steven A. Elder
Title: Senior Vice President and Chief Financial Officer

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Angla Larkin
Name: Angela Larkin
Title: Assistant Vice President

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